UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2006

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas	78130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

The shareholders of Rush Enterprises, Inc. (the “Company”) approved the 2006 Non-Employee Director Stock Option Plan (the “2006 Plan”) at the Company’s 2006 Annual Meeting of Shareholders held on May 16, 2006. The 2006 Plan was adopted by the Company’s Board of Directors (the “Board”) on March 8, 2006, subject to shareholder approval.

Effective May 17, 2006, the 2006 Plan replaced the Company’s Amended and Restated 1997 Non-Employee Director Stock Option Plan. The Plan provides for each non-employee director to receive 20,000 options on the date of such director’s appointment to the Board and 20,000 options on the date of each annual meeting of shareholders at which such director is elected  or reelected as a director of the Company. Options will be granted under the 2006 Plan with a per share exercise price equal to the fair market value of a share of the Company’s Class A Common Stock (“Common Stock”) on the date of grant and will be fully exercisable on the date of grant. The 2006 Plan provides for the issuance of up to 1,000,000 shares of Common Stock, subject to certain adjustments.

The foregoing is a summary of the 2006 Plan and does not purport to be complete. A description of the 2006 Plan can be found in the Company’s Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 13, 2006. The description of the 2006 Plan set forth above and as contained in the Proxy Statement are both qualified in their entirety by reference to the 2006 Plan, a copy of which is attached to this report as Exhibit 10.1 and incorporated by reference herein.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2006, the Board approved an amendment and restatement to the Company’s bylaws (as amended and restated, the “Restated Bylaws”) to add Sections 2.9 through 2.13 to Article II thereof, which became effective immediately. The new provisions specify the notice procedures for shareholders to bring business before the Company’s annual meeting of shareholders and to nominate persons for election to the Board. The foregoing summary of the new provisions to the Restated Bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document Description

3.1	Rush Enterprises, Inc. Amended and Restated Bylaws

10.1	Rush Enterprises, Inc. 2006 Non-Employee Director Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Martin A. Naegelin, Jr.
Martin A Naegelin, Jr.
Senior Vice President and Chief Financial Officer

Dated May 17, 2006

Exhibit Index

Exhibit No.	Document Description

3.1	Rush Enterprises, Inc. Amended and Restated Bylaws

10.1	Rush Enterprises, Inc. 2006 Non-Employee Director Stock Option Plan